AVIEMORE FUNDS

20 Phelps Road,

Old Chatham, NY 12136

Supplement dated January 27, 2009

To the Prospectus dated August 31, 2008

Important Notice Regarding Change in

Fund Name for the Navigator Fund

On January 26, 2009, the Board of Trustees of the Aviemore Funds approved a resolution changing the name of the “Navigator Fund” to the “ETF Market Opportunity Fund.”  The name change was proposed by the Fund’s adviser, Aviemore Asset Management, LLC.  Effective February 1, 2009 the Fund will be called the ETF Market Opportunity Fund.

Also effective February 1, 2009 Mark Grimaldi is no longer co-portfolio manger of the Fund.

The Fund's investment portfolio is managed on a day-to-day basis by Paul Michael Frank.  Mr. Frank is the president of the Adviser.  Mr. Frank has managed the Fund since its inception.  Mr. Frank was born in 1962 in Quebec, Canada.  His formal education includes a B.A. in History and Economics from Drew University.  Mr. Frank also completed a MBA in Finance from Fordham University's Graduate School of Business Administration in 1992, earning the Dean's award for academic excellence and being named class valedictorian.  After completing his Master’s Degree Mr. Frank joined Signalert, a registered investment adviser, and worked as an analyst and trader.  In 1993 Mr. Frank started Aviemore Asset Management and has been managing assets since that time.  The Adviser serves as investment adviser to individuals, trusts, and retirement plans.

If you have any questions about these changes, or any other changes about the Fund, please call the Fund at 1-800-239-9136.

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This supplement and the prospectus dated August 31, 2008 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 31, 2008, which is incorporated herein by reference and can be obtained without charge by calling 1-800-239-9136.